The following Funds are unable to complete certain items because the electronic format for filing Form N-SAR does not provide adequate space for "responding to Item 72DD correctly, the

correct answer is as follows (in 000's):"

A-Class

INTECH Emerging Markets Managed Volatility Fund $1

INTECH Global Income Mangaged Volatility Fund $558

INTECH International Managed Volatility Fund $172

INTECH U.S. Core Fund $312

INTECH U.S. Managed Volatility Fund $505

Janus Adapitve Global Allocation Fund $5

Janus Diversified Alternatives Fund $85

Janus Flexible Bond Fund $8,747

Janus Global Allocation Fund - Conservative $25

Janus Global Allocation Fund - Growth $66

Janus Global Allocation Fund - Moderate $107

Janus Global Bond Fund $92

Janus Global Unconstrained Bond Fund $2,658

Janus High-Yield Fund $2,149

Janus Multi-Sector Income Fund $271

Janus Real Return Fund $78

Janus Short-Term Bond Fund $790

Perkins Large Cap Value Fund $59

Perkins Mid Cap Value Fund $604

Perkins Select Value Fund $4

Perkins Small Cap Value Fund $96

Perkins Value Plus Income Fund $80

C-Class

INTECH Emerging Markets Managed Volatility Fund $0

INTECH Global Income Mangaged Volatility Fund $172

INTECH International Managed Volatility Fund $29

INTECH U.S. Core Fund $85

INTECH U.S. Managed Volatility Fund $177

Janus Adapitve Global Allocation Fund $2

Janus Diversified Alternatives Fund $40

Janus Flexible Bond Fund $3,298

Janus Global Allocation Fund - Conservative $27

Janus Global Allocation Fund - Growth $23

Janus Global Allocation Fund - Moderate $20

Janus Global Bond Fund $17

Janus Global Unconstrained Bond Fund $1,268

Janus High-Yield Fund $1,280

Janus Multi-Sector Income Fund $91

Janus Real Return Fund $40

Janus Short-Term Bond Fund $102

Perkins Large Cap Value Fund $13

Perkins Mid Cap Value Fund $0

Perkins Select Value Fund $1

Perkins Small Cap Value Fund $1

Perkins Value Plus Income Fund $45

D-Class

INTECH Emerging Markets Managed Volatility Fund $23

INTECH Global Income Mangaged Volatility Fund $946

INTECH International Managed Volatility Fund $46

INTECH U.S. Core Fund $4,196

INTECH U.S. Managed Volatility Fund $271

Janus Adapitve Global Allocation Fund $13

Janus Diversified Alternatives Fund $129

Janus Flexible Bond Fund $9,028

Janus Global Allocation Fund - Conservative $1,645

Janus Global Allocation Fund - Growth $2,635

Janus Global Allocation Fund - Moderate $2,422

Janus Global Bond Fund $95

Janus Global Unconstrained Bond Fund $424

Janus High-Yield Fund $10,799

Janus Multi-Sector Income Fund $354

Janus Real Return Fund $169

Janus Short-Term Bond Fund $1,247

Perkins Large Cap Value Fund $732

Perkins Mid Cap Value Fund $6,711

Perkins Select Value Fund $179

Perkins Small Cap Value Fund $694

Perkins Value Plus Income Fund $379

I-Class

INTECH Emerging Markets Managed Volatility Fund $10

INTECH Global Income Mangaged Volatility Fund $773

INTECH International Managed Volatility Fund $385

INTECH U.S. Core Fund $1,672

INTECH U.S. Managed Volatility Fund $2,968

Janus Adapitve Global Allocation Fund $13

Janus Diversified Alternatives Fund $105

Janus Flexible Bond Fund $76,857

Janus Global Allocation Fund - Conservative $42

Janus Global Allocation Fund - Growth $63

Janus Global Allocation Fund - Moderate $53

Janus Global Bond Fund $309

Janus Global Unconstrained Bond Fund $38,804

Janus High-Yield Fund $12,633

Janus Multi-Sector Income Fund $860

Janus Real Return Fund $50

Janus Short-Term Bond Fund $3,542

Perkins Large Cap Value Fund $579

Perkins Mid Cap Value Fund $7,573

Perkins Select Value Fund $610

Perkins Small Cap Value Fund $4,732

Perkins Value Plus Income Fund $56

L-Class

Perkins Mid Cap Value Fund $79

Perkins Small Cap Value Fund $1,129

N-Class

INTECH International Managed Volatility Fund $989

INTECH U.S. Core Fund $261

INTECH U.S. Managed Volatility Fund $1,065

Janus Adapitve Global Allocation Fund $545

Janus Diversified Alternatives Fund $1,334

Janus Flexible Bond Fund $8,422

Janus Global Bond Fund $1,743

Janus Global Unconstrained Bond Fund $137

Janus High-Yield Fund $815

Janus Multi-Sector Income Fund $65

Janus Short-Term Bond Fund $258

Perkins Large Cap Value Fund $1,256

Perkins Mid Cap Value Fund $896

Perkins Small Cap Value Fund $1,507

R-Class

Janus Flexible Bond Fund $505

Janus Global Unconstrained Bond Fund $7

Janus High-Yield Fund $41

Perkins Mid Cap Value Fund $166

Perkins Small Cap Value Fund $29

S-Class

INTECH Emerging Markets Managed Volatility Fund $1

INTECH Global Income Mangaged Volatility Fund $5

INTECH International Managed Volatility Fund $26

INTECH U.S. Core Fund $349

INTECH U.S. Managed Volatility Fund $36

Janus Adapitve Global Allocation Fund $9

Janus Diversified Alternatives Fund $41

Janus Flexible Bond Fund $791

Janus Global Allocation Fund - Conservative $9

Janus Global Allocation Fund - Growth $23

Janus Global Allocation Fund - Moderate $21

Janus Global Bond Fund $2

Janus Global Unconstrained Bond Fund $15

Janus High-Yield Fund $53

Janus Multi-Sector Income Fund $47

Janus Real Return Fund $14

Janus Short-Term Bond Fund $13

Perkins Large Cap Value Fund $4

Perkins Mid Cap Value Fund $989

Perkins Select Value Fund $1

Perkins Small Cap Value Fund $155

Perkins Value Plus Income Fund $22

T-Class

INTECH Emerging Markets Managed Volatility Fund $2

INTECH Global Income Mangaged Volatility Fund $935

INTECH International Managed Volatility Fund $409

INTECH U.S. Core Fund $1,613

INTECH U.S. Managed Volatility Fund $2,166

Janus Adapitve Global Allocation Fund $12

Janus Diversified Alternatives Fund $71

Janus Flexible Bond Fund $20,452

Janus Global Allocation Fund - Conservative $226

Janus Global Allocation Fund - Growth $212

Janus Global Allocation Fund - Moderate $200

Janus Global Bond Fund $62

Janus Global Unconstrained Bond Fund $5,179

Janus High-Yield Fund $33,800

Janus Multi-Sector Income Fund $231

Janus Real Return Fund $58

Janus Short-Term Bond Fund $8,798

Perkins Large Cap Value Fund $80

Perkins Mid Cap Value Fund $12,298

Perkins Select Value Fund $40

Perkins Small Cap Value Fund $3,114

Perkins Value Plus Income Fund $33

The following Funds are unable to complete certain items because the electronic format for filing Form N-SAR does not provide adequate space for

"responding to Item 73A correctly, the correct answer is as follows:"

A-Class

INTECH Emerging Markets Managed Volatility Fund $0.0963

INTECH Global Income Mangaged Volatility Fund $0.1835

INTECH International Managed Volatility Fund $0.1340

INTECH U.S. Core Fund $0.2427

INTECH U.S. Managed Volatility Fund $0.1245

Janus Adapitve Global Allocation Fund $0.0879

Janus Diversified Alternatives Fund $0.2799

Janus Flexible Bond Fund $0.1303

Janus Global Allocation Fund - Conservative $0.0491

Janus Global Allocation Fund - Growth $0.1551

Janus Global Allocation Fund - Moderate $0.1136

Janus Global Bond Fund $0.0674

Janus Global Unconstrained Bond Fund $0.2752

Janus High-Yield Fund $0.2511

Janus Multi-Sector Income Fund $0.2552

Janus Real Return Fund $0.0294

Janus Short-Term Bond Fund $0.0034

Perkins Large Cap Value Fund $0.2447

Perkins Mid Cap Value Fund $0.0845

Perkins Select Value Fund $0.1187

Perkins Small Cap Value Fund $0.0455

Perkins Value Plus Income Fund $0.1411

C-Class

INTECH Emerging Markets Managed Volatility Fund $0.0208

INTECH Global Income Mangaged Volatility Fund $0.1384

INTECH International Managed Volatility Fund $0.0920

INTECH U.S. Core Fund $0.1048

INTECH U.S. Managed Volatility Fund $0.0694

Janus Adapitve Global Allocation Fund $0.0166

Janus Diversified Alternatives Fund $0.2129

Janus Flexible Bond Fund $0.0935

Janus Global Allocation Fund - Conservative $0.0174

Janus Global Allocation Fund - Growth $0.0644

Janus Global Allocation Fund - Moderate $0.0300

Janus Global Bond Fund $0.0313

Janus Global Unconstrained Bond Fund $0.2390

Janus High-Yield Fund $0.2221

Janus Multi-Sector Income Fund $0.2197

Janus Real Return Fund $0.0230

Janus Short-Term Bond Fund $0.0016

Perkins Large Cap Value Fund $0.1060

Perkins Mid Cap Value Fund $0.0000

Perkins Select Value Fund $0.0824

Perkins Small Cap Value Fund $0.0018

Perkins Value Plus Income Fund $0.0956

D-Class

INTECH Emerging Markets Managed Volatility Fund $0.1103

INTECH Global Income Mangaged Volatility Fund $0.1957

INTECH International Managed Volatility Fund $0.1313

INTECH U.S. Core Fund $0.2759

INTECH U.S. Managed Volatility Fund $0.1343

Janus Adapitve Global Allocation Fund $0.0942

Janus Diversified Alternatives Fund $0.2914

Janus Flexible Bond Fund $0.1423

Janus Global Allocation Fund - Conservative $0.1110

Janus Global Allocation Fund - Growth $0.1714

Janus Global Allocation Fund - Moderate $0.1430

Janus Global Bond Fund $0.0773

Janus Global Unconstrained Bond Fund $0.2781

Janus High-Yield Fund $0.2604

Janus Multi-Sector Income Fund $0.2634

Janus Real Return Fund $0.0308

Janus Short-Term Bond Fund $0.0039

Perkins Large Cap Value Fund $0.2697

Perkins Mid Cap Value Fund $0.1465

Perkins Select Value Fund $0.1242

Perkins Value Plus Income Fund $0.1478

I-Class

INTECH Emerging Markets Managed Volatility Fund $0.1207

INTECH Global Income Mangaged Volatility Fund $0.2000

INTECH International Managed Volatility Fund $0.1202

INTECH U.S. Core Fund $0.2964

INTECH U.S. Managed Volatility Fund $0.1430

Janus Adapitve Global Allocation Fund $0.1126

Janus Diversified Alternatives Fund $0.3058

Janus Flexible Bond Fund $0.1446

Janus Global Allocation Fund - Conservative $0.1217

Janus Global Allocation Fund - Growth $0.1802

Janus Global Allocation Fund - Moderate $0.1492

Janus Global Bond Fund $0.0791

Janus Global Unconstrained Bond Fund $0.2882

Janus High-Yield Fund $0.2644

Janus Multi-Sector Income Fund $0.2686

Janus Real Return Fund $0.0311

Janus Short-Term Bond Fund $0.0041

Perkins Large Cap Value Fund $0.2705

Perkins Mid Cap Value Fund $0.1452

Perkins Select Value Fund $0.1232

Perkins Small Cap Value Fund $0.1211

Perkins Value Plus Income Fund $0.1513

L-Class

Perkins Mid Cap Value Fund $0.1532

Perkins Small Cap Value Fund $0.1248

N-Class

INTECH U.S. Managed Volatility Fund $0.1484

INTECH International Managed Volatility Fund $0.1506

INTECH U.S. Core Fund $0.3084

Janus Adapitve Global Allocation Fund $0.1130

Janus Diversified Alternatives Fund $0.3030

Janus Flexible Bond Fund $0.1504

Janus Global Bond Fund $0.0846

Janus Global Unconstrained Bond Fund $0.2896

Janus High-Yield Fund $0.2670

Janus Multi-Sector Income Fund $0.2703

Janus Short-Term Bond Fund $0.0043

Perkins Large Cap Value Fund $0.2885

Perkins Mid Cap Value Fund $0.1720

Perkins Small Cap Value Fund $0.1314

R-Class

Janus Flexible Bond Fund $0.1102

Janus Global Unconstrained Bond Fund $0.2525

Janus High-Yield Fund $0.2344

Perkins Mid Cap Value Fund $0.0400

Perkins Small Cap Value Fund $0.0249

S-Class

INTECH Emerging Markets Managed Volatility Fund $0.0868

INTECH Global Income Mangaged Volatility Fund $0.1765

INTECH International Managed Volatility Fund $0.1333

INTECH U.S. Core Fund $0.2067

INTECH U.S. Managed Volatility Fund $0.1004

Janus Adapitve Global Allocation Fund $0.0768

Janus Diversified Alternatives Fund $0.2967

Janus Flexible Bond Fund $0.1239

Janus Global Allocation Fund - Conservative $0.0655

Janus Global Allocation Fund - Growth $0.1196

Janus Global Allocation Fund - Moderate $0.0973

Janus Global Bond Fund $0.0637

Janus Global Unconstrained Bond Fund $0.2671

Janus High-Yield Fund $0.2466

Janus Multi-Sector Income Fund $0.2517

Janus Real Return Fund $0.0309

Janus Short-Term Bond Fund $0.0031

Perkins Large Cap Value Fund $0.2295

Perkins Mid Cap Value Fund $0.0899

Perkins Select Value Fund $0.1144

Perkins Small Cap Value Fund $0.0494

Perkins Value Plus Income Fund $0.1310

T-Class

INTECH Emerging Markets Managed Volatility Fund $0.1082

INTECH Global Income Mangaged Volatility Fund $0.1895

INTECH International Managed Volatility Fund $0.3339

INTECH U.S. Core Fund $0.2588

INTECH U.S. Managed Volatility Fund $0.1281

Janus Adapitve Global Allocation Fund $0.0988

Janus Diversified Alternatives Fund $0.3113

Janus Flexible Bond Fund $0.1373

Janus Global Allocation Fund - Conservative $0.1018

Janus Global Allocation Fund - Growth $0.1636

Janus Global Allocation Fund - Moderate $0.1322

Janus Global Bond Fund $0.0725

Janus Global Unconstrained Bond Fund $0.2781

Janus High-Yield Fund $0.2566

Janus Multi-Sector Income Fund $0.2593

Janus Real Return Fund $0.0317

Janus Short-Term Bond Fund $0.0036

Perkins Large Cap Value Fund $0.2542

Perkins Mid Cap Value Fund $0.1287

Perkins Select Value Fund $0.1214

Perkins Small Cap Value Fund $0.0947

Perkins Value Plus Income Fund $0.1431

The following Funds are unable to complete certain items because the electronic format for filing Form N-SAR does not provide adequate space for

"responding to Item 74U correctly, the correct answer is as follows (in 000's):"

A-Class

INTECH Emerging Markets Managed Volatility Fund: 15

INTECH Global Income Mangaged Volatility Fund: 2,933

INTECH International Managed Volatility Fund: 1,378

INTECH U.S. Core Fund: 1,321

INTECH U.S. Managed Volatility Fund: 4,110

Janus Adapitve Global Allocation Fund: 61

Janus Diversified Alternatives Fund: 312

Janus Flexible Bond Fund: 60,842

Janus Global Allocation Fund - Conservative: 503

Janus Global Allocation Fund - Growth: 433

Janus Global Allocation Fund - Moderate: 954

Janus Global Bond Fund: 1,220

Janus Global Unconstrained Bond Fund: 11,374

Janus High-Yield Fund: 7,535

Janus Multi-Sector Income Fund: 1,105

Janus Real Return Fund: 312

Janus Short-Term Bond Fund: 43,562

Perkins Large Cap Value Fund: 254

Perkins Mid Cap Value Fund: 7,528

Perkins Select Value Fund: 31

Perkins Small Cap Value Fund: 2,230

Perkins Value Plus Income Fund: 580

C-Class

INTECH Emerging Markets Managed Volatility Fund: 5

INTECH Global Income Mangaged Volatility Fund: 1,338

INTECH International Managed Volatility Fund: 318

INTECH U.S. Core Fund: 803

INTECH U.S. Managed Volatility Fund: 2,578

Janus Adapitve Global Allocation Fund: 111

Janus Diversified Alternatives Fund: 192

Janus Flexible Bond Fund: 33,299

Janus Global Allocation Fund - Conservative: 1,551

Janus Global Allocation Fund - Growth: 368

Janus Global Allocation Fund - Moderate: 694

Janus Global Bond Fund: 494

Janus Global Unconstrained Bond Fund: 5,690

Janus High-Yield Fund: 5,441

Janus Multi-Sector Income Fund: 458

Janus Real Return Fund: 280

Janus Short-Term Bond Fund: 16,617

Perkins Large Cap Value Fund: 128

Perkins Mid Cap Value Fund: 4,948

Perkins Select Value Fund: 17

Perkins Small Cap Value Fund: 849

Perkins Value Plus Income Fund: 463

D-Class

INTECH Emerging Markets Managed Volatility Fund: 213

INTECH Global Income Mangaged Volatility Fund: 4,261

INTECH International Managed Volatility Fund: 351

INTECH U.S. Core Fund: 15,639

INTECH U.S. Managed Volatility Fund: 2,062

Janus Adapitve Global Allocation Fund: 142

anus Diversified Alternatives Fund: 454

Janus Flexible Bond Fund: 61,999

Janus Global Allocation Fund - Conservative: 14,967

Janus Global Allocation Fund - Growth: 15,741

Janus Global Allocation Fund - Moderate: 17,243

Janus Gloabl Unconstrained Bond Fund: x

Janus Global Bond Fund: 1,121

Janus Global Unconstrained Bond Fund: 1,584

Janus High-Yield Fund: 42,777

Janus Multi-Sector Income Fund: 1,543

Janus Real Return Fund: 980

Janus Short-Term Bond Fund: 61,150

Perkins Large Cap Value Fund: 3,009

Perkins Mid Cap Value Fund: 50,272

Perkins Select Value Fund: 1,657

Perkins Small Cap Value Fund: 6,625

Perkins Value Plus Income Fund: 2,814

I-Class

INTECH Emerging Markets Managed Volatility Fund: 86

INTECH Global Income Mangaged Volatility Fund: 3,545

INTECH International Managed Volatility Fund: 2,805

INTECH U.S. Core Fund: 5,832

INTECH U.S. Managed Volatility Fund: 20,797

Janus Adapitve Global Allocation Fund: 115

Janus Diversified Alternatives Fund: 443

Janus Flexible Bond Fund: 526,196

Janus Global Allocation Fund - Conservative: 341

Janus Global Allocation Fund - Growth: 373

Janus Global Allocation Fund - Moderate: 363

Janus Global Bond Fund: 3,140

Janus Global Unconstrained Bond Fund: 146,908

Janus High-Yield Fund: 61,298

Janus Multi-Sector Income Fund: 3,426

Janus Real Return Fund: 196

Janus Short-Term Bond Fund: 165,170

Perkins Large Cap Value Fund: 2,284

Perkins Mid Cap Value Fund: 56,825

Perkins Select Value Fund: 5,240

Perkins Small Cap Value Fund: 40,631

Perkins Value Plus Income Fund: 453

L-Class

Perkins Mid Cap Value Fund: 561

Perkins Small Cap Value Fund: 9,266

N-Class

INTECH International Managed Volatility Fund: 7,026

INTECH U.S. Core Fund: 879

INTECH U.S. Managed Volatility Fund: 7,253

Janus Adapitve Global Allocation Fund: 4,862

Janus Diversified Alternatives Fund: 4,519

Janus Flexible Bond Fund: 54,373

Janus Global Bond Fund: 19,676

Janus Global Unconstrained Bond Fund: 477

Janus High-Yield Fund: 3,329

Janus Multi-Sector Income Fund: 238

Janus Short-Term Bond Fund: 11,306

Perkins Large Cap Value Fund: 4,706

Perkins Mid Cap Value Fund: 5,828

Perkins Small Cap Value Fund: 11,943

R-Class

Janus Flexible Bond Fund: 3,974

Janus Global Unconstrained Bond Fund: 32

Janus High-Yield Fund: 168

Perkins Mid Cap Value Fund: 4,498

Perkins Small Cap Value Fund: 1,188

S-Class

INTECH Emerging Markets Managed Volatility Fund: 5

INTECH Global Income Mangaged Volatility Fund: 27

INTECH International Managed Volatility Fund: 190

INTECH U.S. Core Fund: 1,747

INTECH U.S. Managed Volatility Fund: 358

Janus Adapitve Global Allocation Fund: 112

Janus Diversified Alternatives Fund: 144

Janus Flexible Bond Fund: 5,711

Janus Global Allocation Fund - Conservative: 136

Janus Global Allocation Fund - Growth: 194

Janus Global Allocation Fund - Moderate: 219

Janus Global Bond Fund: 28

Janus Global Unconstrained Bond Fund: 54

Janus High-Yield Fund: 217

Janus Multi-Sector Income Fund: 181

Janus Real Return Fund: 72

Janus Short-Term Bond Fund: 869

Perkins Large Cap Value Fund: 18

Perkins Mid Cap Value Fund: 11,826

Perkins Select Value Fund: 6

Perkins Small Cap Value Fund: 3,256

Perkins Value Plus Income Fund: 168

T-Class

INTECH Emerging Markets Managed Volatility Fund: 16

INTECH Global Income Mangaged Volatility Fund: 5,030

INTECH International Managed Volatility Fund: 3,013

INTECH U.S. Core Fund: 6,379

INTECH U.S. Managed Volatility Fund: 16,780

Janus Adapitve Global Allocation Fund: 122

Janus Diversified Alternatives Fund: 234

Janus Flexible Bond Fund: 143,097

Janus Global Allocation Fund - Conservative: 2,234

Janus Global Allocation Fund - Growth: 1,314

Janus Global Allocation Fund - Moderate: 1,538

Janus Global Bond Fund: 676

Janus Global Unconstrained Bond Fund: 19,635

Janus High-Yield Fund: 111,780

Janus Multi-Sector Income Fund: 1,084

Janus Real Return Fund: 284

Janus Short-Term Bond Fund: 456,933

Perkins Large Cap Value Fund: 338

Perkins Mid Cap Value Fund: 103,785

Perkins Select Value Fund: 377

Perkins Small Cap Value Fund: 34,785

Perkins Value Plus Income Fund: 419

The following Funds are unable to complete certain items because the electronic format for filing Form N-SAR does not provide adequate space for

"responding to Item 74V correctly, the correct answer is as follows:"

A-Class

INTECH Emerging Markets Managed Volatility Fund $9.00

INTECH Global Income Mangaged Volatility Fund $12.14

INTECH International Managed Volatility Fund $7.35

INTECH U.S. Core Fund $18.26

INTECH U.S. Managed Volatility Fund $9.67

Janus Adapitve Global Allocation Fund $9.75

Janus Diversified Alternatives Fund $10.00

Janus Flexible Bond Fund $10.29

Janus Global Allocation Fund - Conservative $11.89

Janus Global Allocation Fund - Growth $12.67

Janus Global Allocation Fund - Moderate $12.10

Janus Global Bond Fund $9.23

Janus Global Unconstrained Bond Fund $9.60

Janus High-Yield Fund $8.45

Janus Multi-Sector Income Fund $9.75

Janus Real Return Fund $9.48

Janus Short-Term Bond Fund $3.02

Perkins Large Cap Value Fund $15.50

Perkins Mid Cap Value Fund $16.73

Perkins Select Value Fund $12.97

Perkins Small Cap Value Fund $22.32

Perkins Value Plus Income Fund $11.34

C-Class

INTECH Emerging Markets Managed Volatility Fund $9.00

INTECH Global Income Mangaged Volatility Fund $12.06

INTECH International Managed Volatility Fund $7.22

INTECH U.S. Core Fund $18.02

INTECH U.S. Managed Volatility Fund $9.44

Janus Adapitve Global Allocation Fund $9.73

Janus Diversified Alternatives Fund $9.81

Janus Flexible Bond Fund $10.29

Janus Global Allocation Fund - Conservative $11.69

Janus Global Allocation Fund - Growth $12.50

Janus Global Allocation Fund - Moderate $11.95

Janus Global Bond Fund $9.24

Janus Gloabl Unconstrained Bond Fund $9.59

Janus High-Yield Fund $8.45

Janus Multi-Sector Income Fund $9.75

Janus Real Return Fund $9.43

Janus Short-Term Bond Fund $3.02

Perkins Large Cap Value Fund $15.33

Perkins Mid Cap Value Fund $16.45

Perkins Select Value Fund $12.76

Perkins Small Cap Value Fund $21.34

Perkins Value Plus Income Fund $11.36

D-Class

INTECH Emerging Markets Managed Volatility Fund $8.99

INTECH Global Income Mangaged Volatility Fund $12.11

INTECH International Managed Volatility Fund $7.27

INTECH U.S. Core Fund $18.29

INTECH U.S. Managed Volatility Fund $9.56

Janus Adapitve Global Allocation Fund $9.75

Janus Diversified Alternatives Fund $10.03

Janus Flexible Bond Fund $10.29

Janus Global Allocation Fund - Conservative $11.93

Janus Global Allocation Fund - Growth $12.75

Janus Global Allocation Fund - Moderate $12.16

Janus Global Bond Fund $9.23

Janus Global Unconstrained Bond Fund $9.60

Janus High-Yield Fund $8.45

Janus Multi-Sector Income Fund $9.75

Janus Real Return Fund $9.49

Janus Short-Term Bond Fund $3.02

Perkins Large Cap Value Fund $15.41

Perkins Mid Cap Value Fund $16.48

Perkins Select Value Fund $13.01

Perkins Small Cap Value Fund $22.12

Perkins Value Plus Income Fund $11.34

I-Class

INTECH Emerging Markets Managed Volatility Fund $8.99

INTECH Global Income Mangaged Volatility Fund $12.17

INTECH International Managed Volatility Fund $7.30

INTECH U.S. Core Fund $18.30

INTECH U.S. Managed Volatility Fund $9.66

Janus Adapitve Global Allocation Fund $9.76

Janus Diversified Alternatives Fund $10.06

Janus Flexible Bond Fund $10.29

Janus Global Allocation Fund - Conservative $11.92

Janus Global Allocation Fund - Growth $12.75

Janus Global Allocation Fund - Moderate $12.15

Janus Global Bond Fund $9.22

Janus Global Unconstrained Bond Fund $9.60

Janus High-Yield Fund $8.46

Janus Multi-Sector Income Fund $9.75

Janus Real Return Fund $9.43

Janus Short-Term Bond Fund $3.02

Perkins Large Cap Value Fund $15.47

Perkins Mid Cap Value Fund $16.51

Perkins Select Value Fund $13.03

Perkins Small Cap Value Fund $22.23

Perkins Value Plus Income Fund $11.35

L-Class

Perkins Mid Cap Value Fund $16.90

Perkins Small Cap Value Fund $22.76

N-Class

INTECH U.S. Managed Volatility Fund $9.63

INTECH International Managed Volatility Fund $7.28

INTECH U.S. Core Fund $18.28

Janus Adapitve Global Allocation Fund $9.76

Janus Diversified Alternatives Fund $10.08

Janus Flexible Bond Fund $10.28

Janus Global Bond Fund $9.22

Janus Global Unconstrained Bond Fund $9.60

Janus High-Yield Fund $8.45

Janus Multi-Sector Income Fund $9.76

Janus Short-Term Bond Fund $3.02

Perkins Large Cap Value Fund $15.44

Perkins Mid Cap Value Fund $16.44

Perkins Small Cap Value Fund $22.18

R-Class

Janus Flexible Bond Fund $10.29

Janus Global Unconstrained Bond Fund $9.60

Janus High-Yield Fund $8.45

Perkins Mid Cap Value Fund $16.54

Perkins Small Cap Value Fund $21.82

S-Class

INTECH Emerging Markets Managed Volatility Fund $9.00

INTECH Global Income Mangaged Volatility Fund $12.12

INTECH International Managed Volatility Fund $7.36

INTECH U.S. Core Fund $18.19

INTECH U.S. Managed Volatility Fund $9.66

Janus Adapitve Global Allocation Fund $9.75

Janus Diversified Alternatives Fund $9.93

Janus Flexible Bond Fund $10.29

Janus Global Allocation Fund - Conservative $11.84

Janus Global Allocation Fund - Growth $12.62

Janus Global Allocation Fund - Moderate $12.02

Janus Global Bond Fund $9.24

Janus Global Unconstrained Bond Fund $9.60

Janus High-Yield Fund $8.47

Janus Multi-Sector Income Fund $9.76

Janus Real Return Fund $9.50

Janus Short-Term Bond Fund $3.01

Perkins Large Cap Value Fund $15.64

Perkins Mid Cap Value Fund $16.69

Perkins Select Value Fund $12.97

Perkins Small Cap Value Fund $22.04

Perkins Value Plus Income Fund $11.35

T-Class

INTECH Emerging Markets Managed Volatility Fund $9.00

INTECH Global Income Mangaged Volatility Fund $12.13

INTECH International Managed Volatility Fund $7.27

INTECH U.S. Core Fund $18.29

INTECH U.S. Managed Volatility Fund $9.56

Janus Adapitve Global Allocation Fund $9.75

Janus Diversified Alternatives Fund $10.00

Janus Flexible Bond Fund $10.28

Janus Global Allocation Fund - Conservative $11.91

Janus Global Allocation Fund - Growth $12.74

Janus Global Allocation Fund - Moderate $12.13

Janus Global Bond Fund $9.23

Janus Global Unconstrained Bond Fund $9.59

Janus High-Yield Fund $8.45

Janus Multi-Sector Income Fund $9.75

Janus Real Return Fund $9.46

Janus Short-Term Bond Fund $3.02

Perkins Large Cap Value Fund $15.39

Perkins Mid Cap Value Fund $16.57

Perkins Select Value Fund $13.01

Perkins Small Cap Value Fund $22.17

Perkins Value Plus Income Fund $11.35